AFL•CIO HOUSING INVESTMENT TRUST


News from the HIT

BUILDING TRADES PRESIDENT SEAN MCGARVEY SPEAKS OUT ON RESPONSIBLE INVESTING



Sean McGarvey
President of North America's Building Trades Unions

The AFL-CIO Housing Investment Trust thanks Sean McGarvey, President of North America's Building Trades Unions, for his strong support of the HIT and its work in advancing union goals and priorities. In his keynote address to the Building Trades 2014 Legislative Conference this week, McGarvey urged unions to put their pension assets to work in investments that further the best interests of their members.

CONTACT THE HIT MARKETING TEAM

Lesyllee White, Esq.

Senior V.P. & Managing Director of Marketing
National & Mid-Atlantic Accounts
202-467-2546
lwhite@aflcio-hit.com

Emily Johnstone

Regional Marketing Director
Western Accounts
415-640-5204
ejohnstone@aflcio-hit.com

Paul Sommers

Regional Marketing Director
Midwest Accounts
937-604-9681
psommers@aflcio-hit.com

Kevin Murphy

Regional Marketing Director
Northeast Accounts
202-467-2551
kmurphy@aflcio-hit.com

Contact the HIT

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW
Suite 200
Washington, DC 20037
Phone: 202-331-8055
Fax: 202-331-8190
www.aflcio-hit.com

"I will shout this until I am blue in the face: If your union is not investing a portion of its pension fund resources into those funds that are actually helping us secure projects and put our members to work, then I suggest you re-examine your allocations," McGarvey told a packed auditorium in Washington, DC. He cited the HIT as one of the union-friendly funds that seek "a comparable rate of return on your investment and put our members back to work at the same time."

Such investments, he said, are helping building trades unions to "gain the attention of developers and local governments who are seeking financing options and partners for their projects." When funds like the HIT step up with needed financing, he emphasized, "We are then able to influence the labor strategy on those projects."

"We deeply appreciate President McGarvey's message about responsible investing," said Lesyllee White, HIT Senior Vice President and Managing Director of Marketing. "The investment goals he cited – competitive returns coupled with union job creation – are precisely the objectives that have guided the HIT and its predecessor for nearly 50 years." The HIT's Construction Jobs Initiative, she noted, illustrates the success of this strategy – generating competitive returns for investors while creating nearly 18,500 union construction jobs in the last five years. White added, "Members of the HIT marketing team would be pleased to meet with pension trustees to discuss the HIT's investment strategy and performance." (See contact information at left.)

Former President Bill Clinton addressed the Building Trades and commended the unions for working to achieve the green jobs goals of the Clinton Global Initiative. The HIT has supported labor's participation in the Clinton initiative by

investing more than $540 million since 2011 to help finance energy-saving retrofit and rehabilitation projects, generating over 2.500 union construction iobs.

The conference provided the opportunity for HIT staff to talk with hundreds of Building Trades representatives. "We heard a great deal about the positive impact of the HIT's projects around the country," said Emily Johnstone, HIT Western Regional Marketing Director. "It's always great to hear that, and we look forward to more projects and more jobs."



HIT staff members at the 2014 Building Trades Legislative Conference (left to right: Paul Sommers, Emily Johnstone, Lesyllee White, Kevin Murphy)

About the HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. It manages $4.6 billion in assets for more than 360 investors, which include union and public employee pension plans. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest

and most successful practitioners of socially responsible, economically targeted investing, with a nearly 50-year track record that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $6.9 billion to finance more than 110,000 units of housing nationwide, generating 73,000 union jobs. More information is available on the HIT's website, www.aflcio-hit.com.

For information on the AFL-CIO Housing Investment Trust, please call 202-331-8055, or visit the HIT's website at www.aflcio-hit.com, for a free Prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The Prospectus contains this and other information. Read it carefully before investing.